UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2025
MarketWise, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39405	87-1767914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1125 N. Charles St.
Baltimore, Maryland 21201
(Address of principal executive offices, including zip code)

(888) 261-2693
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MKTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Operating and Financial Officer
On July 31, 2025, the Board of Directors (the “Board”) of MarketWise, Inc. (the “Company”) appointed Erik Mickels, current Chief Financial Officer of the Company, to the role of Chief Operating Officer, effective as of July 31, 2025. Mr. Mickels will remain Chief Financial Officer, in addition to his new position as Chief Operating Officer of the Company, becoming the Company’s Chief Operating and Financial Officer. There have been no changes to Mr. Mickel’s compensation in connection with his appointment as Chief Operating and Financial Officer of the Company.
Mr. Mickels, age 49, has served as the Company’s Chief Financial Officer since August 2023. Mr. Mickels joined the Company from Trilogy International Partners, Inc., a publicly traded telecommunications company, where he held various roles of increasing responsibility from 2014 to 2023; from 2016 to 2023, Mr. Mickels served as Group Chief Financial Officer and Senior Vice President; from 2015 to 2016, Mr. Mickels served as Vice President of Finance and Chief Accounting Officer; and from 2014 to 2015, Mr. Mickels served as Vice President and Corporate Controller. From 2000 to 2014, Mr. Mickels served in senior positions at KPMG LLP. Mr. Mickels holds a B.S in Accounting from Hillsdale College, is a graduate of the Advanced Management Program at Harvard Business School and is a Certified Public Accountant.
There is no arrangement or understanding between Mr. Mickels and any other persons pursuant to which Mr. Mickels was appointed to his position. There are no family relationships between Mr. Mickels and any of the Company’s officers or directors. There are no transactions in which Mr. Mickels has an interest requiring disclosure under Item 404(a) of Regulation S-K.
On August 6, 2025, the Company issued a press release announcing Mr. Mickels’ appointment as Chief Operating and Financial Officer, which is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

99.1	MarketWise, Inc. press release, dated August 6, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarketWise, Inc.

Date: August 6, 2025	By:	/s/ Scott Forney
	Name:	Scott Forney
	Title:	General Counsel